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                                                                    EXHIBIT 10.6


                      AMENDMENT NO. 5 TO THE SECOND AMENDED
                  AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            WINN LIMITED PARTNERSHIP

         This Amendment No. 5 (the "Amendment") to the Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership dated July 11, 1997 (the "Partnership Agreement") is entered into as of January 1, 2002, by and among Winston Hotels, Inc. (the "General Partner") and the Limited Partners of WINN Limited Partnership (the "Partnership"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement.

         WHEREAS, on December 31, 2001, Hotel 1, Inc., Hotel II, Incorporated and RWW, Inc. merged with and into Cary Suites, Inc.;

         WHEREAS, it is desirable to amend Exhibit A to the Partnership Agreement to reflect such mergers;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Partnership Agreement as follows:

         Exhibit A to the Partnership Agreement is hereby amended by substituting for the current version of such exhibit, a version in the form attached to this Amendment reflecting the mergers of Hotel 1, Inc., Hotel II, Incorporated and RWW, Inc. with and into Cary Suites, Inc.


         IN WITNESS WHEREOF, the foregoing Amendment No. 5 to the Second Amendment and Restated Agreement of Limited Partnership Agreement of WINN Limited Partnership has been signed and delivered as of this 1st day of January, 2002, by the undersigned as General Partner of the Partnership.


                                 WINSTON HOTELS, INC.,
                                 as General Partner


                                 By:    /s/ Brent V. West
                                        ----------------------------------------
                                 Name:  Brent V. West

                                 Title: Vice President of Finance and Controller

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                                    EXHIBIT A
                                 January 1, 2002

   (reflecting mergers of Hotel 1, Inc., Hotel II, Incorporated and RWW, Inc.
                        with and into Cary Suites, Inc.)

                                  Common Units

             Partner and                        Partnership          Percentage
               Address                             Units              Interest
               -------                             -----              --------

          General Partner:

          Winston Hotels, Inc.                   16,924,533             92.87%
          2209 Century Drive
          Raleigh, NC 27612

          Limited Partners:

          Charles M. Winston
          Winston Hotels, Inc.                     105,643                .58%
          2209 Century Drive
          Raleigh, NC 27612

          Cary Suites, Inc.                      1,019,524               5.60%
          2209 Century Drive
          Raleigh, NC 27612

  WJS Associates-Perimeter II, Inc.                109,516                .60%
          2209 Century Drive
          Raleigh, NC 27612

Hubbard Realty of Winston-Salem, Inc.               63,797                .35%
        85 South Stratford Rd.
       Winston-Salem, NC 27103
                                                ----------             -------
                                                18,223,013             100.00%


                            Series A Preferred Units

                    Partner and Address          Partnership Units
                    -------------------          -----------------

                    Winston Hotels, Inc.              3,000,000
                    2209 Century Drive
                    Raleigh, NC 27612